The PNC Financial Services Group, Inc. Fourth Quarter 2008 Earnings Conference Call February 3, 2009 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding these factors in our 2007 Form 10-K and our 2008 Form 10-Qs, including in the
Risk Factors and Risk Management sections, and in our other SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings). We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We provide these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented. We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

PNC’s Business Model Performed Relatively Well
The National City acquisition provides a tremendous
opportunity to leverage our business model
The acquisition allowed us to mark higher risk assets to fair value under purchase accounting
While credit quality migration accelerated, our reserve
coverage ratios strengthened
The TARP Capital Purchase Program issuance enhanced our
already strong capital levels
We remained core funded with substantial liquidity
Excitement and enthusiasm about the acquisition allows us
to continue our focus on meeting the needs of our clients

A Leader in Executing the Banking Basics
(32%) 11% 3 year CAGR
(28%) 9% 5 year CAGR
(37%) 15% 1 year
Pretax pre-provision earnings growth
11% 14% Average noninterest-bearing deposits
10%
8%
(3%)
7%
13%
Peers
12%
11%
6%
12%
19%
PNC
4Q08 growth versus 2Q07
Average total loans
Average total deposits
Average noninterest-bearing deposits
Average total deposits
Average total loans
4Q08 annualized linked quarter growth
(1)  Peer comparison source: SNL DataSource; Peers represents average of super-regional banks identified in the Appendix other than
PNC.  (2) Total revenue less noninterest expense.  Further information is provided in the Appendix.
PNC has remained “open
for business” throughout
the credit crunch…
…and remains committed
to meeting the needs of
our clients…
Note:  PNC average balances and pretax pre-provision earnings were not impacted by the
National City acquisition, which closed on December 31, 2008.
…while delivering long
term value for our
shareholders.
1
2

Key Messages
Rapidly weakening economic conditions impacted
results
Strengthened capital, liquidity and loan loss reserve
coverage
Created significant positive operating leverage
offsetting a substantial portion of increased credit costs
Remained focused on the balance sheet,
transformation process underway
Financial projections of acquisition exceed original
expectations

Capital and Liquidity
PNC Is Well-Positioned in Terms of Capital and Liquidity.
21%
88%
5.1%
3.6%
8.2%
Sept 30
2008
15%
91%
4.1%
2.8%
9.7%
Dec 31
2008
Substantial 12/31/08 liquidity position enabling PNC to meet all 2009 debt maturities
Dec 31
2007
Key Capital Ratios
6.8% Tier 1 risk-based
4.7% Tangible common equity
4.8%
Tangible common equity excluding accumulated
other comprehensive loss
2,3
22% Investment securities to total assets
83% Loans to deposits
Key Liquidity Ratios
(1) December 31, 2008 estimated. (2) Common shareholders’ equity less goodwill and other intangible assets net of eligible deferred taxes (excluding mortgage servicing rights) divided by period-end assets less goodwill and other intangible assets net of eligible deferred taxes (excluding mortgage servicing rights). (3) Accumulated other comprehensive loss as of 12/31/08, 9/30/08, and
12/31/07 was $3.9 billion, $2.2 billion, and $147 million, respectively. Adjusted percentages are reconciled to GAAP in the Appendix.
1
2

$5.5
$3.7
$6.7
$4.3
$7.2
$4.4
2004
2007 2008
PNC’s Disciplined Growth Strategies Resulted in Significant
Positive Operating Leverage.
Creating Positive Operating Leverage
Expense
+3%
Revenue
+7%
Operating
Leverage
+4%
2007-2008
Revenue
+7%
Expense
+5%
Operating
Leverage
+2%
2004-2007 CAGR
$1.8
$2.4
$2.8
Revenue
Expense
Pretax pre-provision earnings
(1) Total revenue less noninterest expense. Further information is provided in the Appendix.
1

PNC’s Balance Sheet Composition
PNC’s Commitment to Prudent Risk Management Remains a Top
Priority for Creating Long Term Value.
100%
8.7
7.1
17.9
66.3%
100%
15.1
60.3
14.9
1.5
8.2%
2008 % of total
$291.1
25.4
20.6
52.2
$192.9
$291.1
43.8
175.5
43.5
4.4
$23.9
Dec 31
2008
100%
10.7
7.5
22.3
59.5%
100%
18.7
49.2
21.8
2.8
7.5%
2007 % of total
Total liabilities and shareholders’ equity
Shareholders’ equity
Other liabilities and interests in consolidated entities
Total borrowed funds
Deposits
Total assets
Other assets and allowance for loan and lease losses
Loans, net of unearned income
Investment securities
Loans held for sale
Cash and short-term investments
in billions

Credit Quality Migration
(1) As of quarter end, except net charge-off percentage.  Net charge-off percentage is annualized.  Information for December 31, 2008, other than net charge-offs, includes the impact of National City, which we acquired as of December 31, 2008.
2008
151 142 125 236
Allowance for loan and lease losses
to nonperforming loans
1.22 1.35 1.40 2.23
Allowance for loan and lease losses
to total loans
.44 .51 .60 .74 Nonperforming assets to total assets
.87 1.00 1.16 1.23
Nonperforming assets to total loans
and foreclosed assets
.81 .95 1.12 .95 Nonperforming loans to total loans
.57 .62 .66 1.09 Net charge-offs to average loans
Mar 31 June 30 Sept 30 Dec 31 Asset quality ratios , %
Credit Quality Migration, While Accelerating, Remains Manageable Credit Quality Migration, While Accelerating, Remains Manageable
in Light of Our Ability to Maintain a Strong Capital Position. in Light of Our Ability to Maintain a Strong Capital Position.
1

Investment Securities
$(5.4) 100% $43.5 Total investment securities
3.1 years
3.1
3.2
5.3
8.7
$23.2
Fair
value
Dec 31, 2008
Expected weighted average life
(.1)
(.4)
(.9)
(4.4)
$.4
Net unrealized
gain/(loss)
20 Non-agency residential mortgage-backed
7 Other (primarily municipals)
12 Commercial mortgage-backed
8 Asset-backed
53%
% of
total
Agency residential mortgage-backed
in billions
(1) Excluding corporate stocks and other included in “Other.” (2) Rated by at least two nationally recognized rating agencies.
PNC’s Investment Securities Portfolio Is High Quality.
2008 other-than-temporary impairments of $314 million, including $74 million of
FNMA/FHLMC preferred stock
$180 million, or 75% of the remaining impairments, were attributable to changes in market spreads and market illiquidity
91% of the portfolio is Agency or AAA-rated equivalent
1
2

A Financially Compelling Transaction
15% + 15% + Estimated internal rate of return
Significant early client wins across the franchise
$2.1 billion $2.4 billion Performing loans
$11.0 billion $7.4 billion Impaired loans
$1.2 billion $1.2 billion + Estimated annualized cost reduction
$1.8 billion $504 million Conforming credit provision adjustment
2010
Estimates at
announcement²
2009
Closing
Estimated year of accretion to GAAP EPS
Purchase accounting adjustments:
National City acquisition  – financial assessment
PNC Is Increasingly Confident about the Long Term Benefits of the
Acquisition.
(1) The acquisition of National City was announced on October 24, 2008 and closed on December 31, 2008.  (2) These estimates were based on pre-announcement due diligence using interim financial information, including loan balances as of August 31, 2008.
1

2009 Assumptions
Severe recessionary conditions
Continued credit quality migration
Continued growth in total revenue driven by net
interest income
Well controlled expenses while investing in growth
initiatives
Enhanced capital ratios

Major Integration Accomplishments
A Significant Amount of Progress Has Been Made and We Are on A Significant Amount of Progress Has Been Made and We Are on
Track to Meet Our Next Objectives. Track to Meet Our Next Objectives.
Appointed integration leaders and teams
Announced leadership team and regional executives
Appointed new Chief Executive Officer of the mortgage business
Announced transaction on Oct 24, 2008
Kicked off extensive deposit gathering campaign
Conducted 15+ town hall meetings across the new franchise
Systems decisions nearly final
Launched comprehensive customer and employee communications
Conversion timelines have been set
Product and data mapping nearly complete
Announced business, market, and staff organizations
Closed transaction, purchase accounting marks significantly de-risked the balance sheet

Key Integration Objectives
Purchase accounting marks finalized, credit approval and
loan/deposit pricing processes aligned
Return the balance sheet
to a moderate risk profile
Distressed and core loan portfolios identified
Systems application selection nearly complete and
conversion timelines set
Schedule for branch conversion near completion
Process underway, expect significant portion to be achieved
through attrition and elimination of open positions
Cost save plan being implemented
Status as of Feb 3, 2009
Identify distressed loans
and maximize value
Convert branch network
Achieve $1.2 billion of
annualized cost saves
Integrate technology
platforms
Eliminate 5,800 positions
across organization
Objective
The Foundation for a Smooth and Successful Integration Has Been
Established and Communicated.

Significant Retail and Wealth Management
Revenue Opportunity
Combine products and platforms for full impact
delivery across our attractive high net worth
markets
Gain synergies by leveraging the strengths of
personal wealth areas and institutional product sets
Leverage our established branch referral processes
$110B AUM
$125B AUA
$57B AUM
$87B AUA
Asset
management
Expand touch point opportunities to increase our
brand awareness and convenience
6,232 4,041 ATMs
Leverage one of the largest branch distribution
networks in the U.S.
2,589 1,148 Branches
2.9 million
Legacy PNC
6+ million
PNC
Allows for deeper penetration of our product set,
especially fee based and payment business related
products
Combine focus on on-line innovation and platform
integration efficiencies
Leverage strengths in small business client area to
provide highly profitable sources of funding
Consumer
and small
business
customers
Opportunity
As of December 31, 2008. PNC acquired National City Corporation on December 31, 2008. (1) Does not include and (2) includes the impact of National City. (3) None of anticipated branch divestitures or closings assumed.
1
3
3
2

Significant Corporate & Institutional
Banking Revenue Opportunity
Combine expertise across top industries
Retain and deepen long-term relationships
Right size portfolios to meet risk/return criteria
$45 billion $17 billion
Commercial
loans (excluding
real estate)
Combine strengths across DUS, FHA, Mezzanine,
REIT, and low income housing capabilities
Scale back residential development exposures
$28 billion $9 billion
Commercial
real estate
loans
Leverage established deposit gathering strategy
and relationship based approach
$27 billion $15 billion Deposits
Leverage our demonstrated cross selling
capabilities
Significant opportunity to leverage our range of
relationship-based products and services
$400 million $336 million
Capital
markets
revenue
Leverage combined strengths in the middle market
Opportunity to significantly improve risk adjusted
returns through fee-based product offerings
$975 million $545 million
Treasury
management
revenue
Legacy PNC PNC Opportunity
As of or for the year ended December 31, 2008.  PNC acquired National City Corporation on December 31, 2008.  (1) Does not include and (2) includes the impact of National City.  Revenue items include PNC estimates of National City revenue as if the acquisition had been completed at the beginning of 2008.
1
2

A relentless focus on implementing the PNC model
Commitment to returning to a moderate risk profile
Grow high quality revenue streams
A focus on continuous improvement
Disciplined approach to capital management
Strong execution capabilities
Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private
Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,”
“outlook,” “estimate,” “forecast,” “will,” “project”, “target”, “potential” and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our 2007 Form 10-K and our 2008 Form 10-Qs, including in the Risk Factors and Risk Management sections of those reports, and in our other SEC reports. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o Changes in interest rates and valuations in the debt, equity and other financial markets.
o Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
o Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
o Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
o Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
o Changes resulting from the Emergency Economic Stabilization Act of 2008, and other legislative and regulatory developments in response to the current economic and financial situation, including conditions imposed as a result of our participation in the Capital Purchase Program.
A continuation of recent turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive landscape.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current expectations that interest rates will remain low through 2009 with continued wide market credit spreads, and our view that national economic trends currently point to a continuation of severe recessionary conditions in 2009 followed by a subdued recovery.
Our operating results are affected by our liability to provide shares of BlackRock common stock to help fund certain BlackRock long-term incentive plan (“LTIP”) programs, as our LTIP liability is adjusted quarterly (“marked-to-market”) based on changes in Blackrock's common stock price and the number of remaining committed shares, and we recognize gain or loss on such shares at such times as shares are transferred for payouts under the LTIP programs.
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include: (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools; (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, education lending, the protection of confidential customer information, and other aspects of the financial institution industry; and (e) changes in accounting policies and principles.
Our issuance of securities to the United States Treasury may limit our ability to return capital to our shareholders and is dilutive to our common shares. If we are unable previously to redeem the shares, the dividend rate increases substantially after five years.
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques.
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
In addition, our recent acquisition of National City Corporation (“National City”) presents us with a number of risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired businesses into PNC. These risks and uncertainties include the following:
The transaction may be substantially more expensive to complete (including the required divestitures and the integration of National City’s businesses) and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress recently. Specifically, we may incur more credit losses from National City’s loan portfolio than expected. Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.
Litigation and governmental investigations currently pending against National City, as well as others that may be filed or commenced as a result of this transaction or otherwise, could impact the timing or realization of anticipated benefits to PNC or otherwise adversely impact our financial results.
Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule. The integration of National City’s business and operations into PNC, which will include conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses. PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction will result in PNC entering several markets where PNC did not previously have any meaningful retail presence.
In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the National City acquisition.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s, National City’s, or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
In millions, except percentages
Tier 1 risk-based capital ratio (a) December 31
2008
Tier 1 risk-based capital $24,328
Less: TARP issuance 7,579
Tier 1 risk-based capital less TARP issuance $16,749
Risk weighted assets (assumes no decrease in assets without TARP issuance)
$249,498
Tier 1 risk-based capital ratio as reported 9.7%
Less: TARP issuance 3.0
Tier 1 risk-based capital ratio as adjusted 6.7%
Tangible common equity ratio (a, b) December 31 September 30 December 31
2008 2008 2007
Common shareholders' equity $17,490 $13,712 $14,847
Add back: accumulated other comprehensive loss (AOCL) 3,949              2,230          147
Common shareholders' equity, excluding AOCL $21,439 $15,942 $14,994
Goodwill and other intangible assets, net of deferred taxes $9,737 $8,812 $8,734
Total assets $291,081 $145,610 $138,920
Add back: AOCL assets 3,282              2,107          (30)
Total assets, excluding AOCL $294,363 $147,717 $138,890
Tangible common equity ratio, as reported 2.8% 3.6% 4.7%
Add back: AOCL assets 1.3                 1.5              .1
Tangible common equity ratio, as adjusted 4.1% 5.1% 4.8%
(a) December 31, 2008 ratios are estimated.
(b) Common shareholders’ equity less goodwill and other intangible assets net of eligible deferred taxes (excluding mortgage servicing rights) divided by period-end assets less goodwill and other intangible assets net of eligible deferred taxes (excluding mortgage servicing rights).

Non-GAAP to GAAP Reconcilement
Appendix
In millions, except per share data
THREE MONTHS ENDED
Adjustments, Net Diluted Adjustments, Net Diluted
Pretax Income EPS Pretax Income EPS
Net income (loss), as reported $(248) $(.77) $248 $.71
Adjustments:
   Conforming provision for credit losses - National City $504 328 .94
   Other integration costs 81                  52        .15              $14 10               .02
Net income, as adjusted $132 $.32 $258 $.73
Adjustments, Net Diluted
Pretax Income EPS
Net income, as reported $178 $.52
Adjustments:
   Integration costs $79 (a) 50        .15
Net income, as adjusted $228 $.67
YEAR ENDED
Adjustments, Net Diluted Adjustments, Net Diluted
Pretax Income EPS Pretax Income EPS
Net income, as reported $882 $2.46 $1,467 $4.35
Adjustments:
   Conforming provision for credit losses - National City $504 328 .95
   Other integration costs 145                 (b) 94        .27              $151 (a) 99 .30
Net income, as adjusted $1,304 $3.68 $1,566 $4.65
(a) Includes the $45 million conforming provision for credit losses related to the Yardville acquisition.
(b) Includes the $23 million conforming provision for credit losses related to the Sterling acquisition.
December 31, 2008 September 30, 2008
December 31, 2007
December 31, 2008 December 31, 2007
For the year ended December 31,
in millions
2003 2004 2005 2006 (c) 2007 2008
'04-'07
CAGR
'07-'08
Change
'05-'08
CAGR
'03-'08
CAGR
Total revenue $5,253 $5,541 $6,327 $8,572 $6,705 $7,190 7% 7%
Noninterest expense 3,476 3,712 4,306 4,443 4,296 4,430 5% 3%
Pretax pre-provision earnings $1,777 $1,829 $2,021 $4,129 $2,409 $2,760 15% 11% 9%
Operating leverage 2% 4%
(c) Includes the impact on both revenue and expense of the BlackRock/MLIM transaction.

The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Comerica CMA
Fifth Third Bancorp FITB
KeyCorp KEY
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Company WFC
Ticker
Peer Group of Super-Regional Banks
Appendix